Exhibit 10.21

NEGATIVE PLEDGE AGREEMENT

This NEGATIVE PLEDGE AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement") is executed as of January 25, 2016 by MONRO MUFFLER BRAKE, INC., a New York corporation ("Borrower"), MONRO SERVICE CORPORATION, a Delaware corporation ("Monro Service"), and CAR-X, LLC, a Delaware limited liability company (together with Borrower and Monro Service, collectively, the "Companies", and each individually a “Company”) to and for the benefit of CITIZENS BANK, N.A., as administrative agent (in such capacity, "Administrative Agent") for the Lenders ("Lenders") party to the Credit Agreement (defined below).

A. Borrower, Administrative Agent and the Lenders have executed a Credit Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), together with certain other Loan Papers.

B. The execution and delivery of this Agreement is a condition to the execution of the Credit Agreement and the other Loan Papers by Administrative Agent and the Lenders and is an integral part of the transactions contemplated by the Loan Papers and a condition precedent to the obligations of Administrative Agent and the Lenders to extend credit under the Credit Agreement.

NOW THEREFORE in consideration of the premises and other valuable consideration, the receipt and adequacy of which are acknowledged, each of the Companies covenants and agrees with Administrative Agent as follows:

1. Certain Definitions.  Unless otherwise defined in this Agreement, each capitalized term used but not defined in this Agreement will have the meaning given that term in the Credit Agreement. As used in this Agreement, the following terms have the meanings indicated:

Credit Agreement has the meaning given in the Recitals.

Default means a Default as defined in the Credit Agreement.

Obligations means (a) the Obligation as defined in the Credit Agreement, (b) all indebtedness, liabilities and obligations of any Company arising under this Agreement, (c) interest accruing on, and attorneys' fees, court costs, and other costs of collection reasonably incurred in the collection or enforcement of, any of the indebtedness, liabilities, or obligations described in Clauses (a) and (b) of this definition, and (d) any and all renewals and extensions of, or amendments to, any of the indebtedness, liabilities, and obligations described in Clauses (a) through (c) of this definition.

2. Property.  Except as permitted under the Credit Agreement or any other Loan Papers (including as to Permitted Mortgages, as defined in the Credit Agreement), each of the Companies hereby agrees that, for so long as any part of the Obligations remains outstanding, it will not, without first obtaining the prior written consent of Administrative Agent, which at the sole discretion of Administrative Agent may be recorded in the jurisdiction in which the affected property is situated, (i) create or permit any lien, encumbrance, charge, or security interest of any kind to exist on any of the real properties owned now or in the future by such Company, including, without limitation, those properties described on EXHIBIT A attached hereto (collectively, the "Properties" and individually, each a “Property”) or (ii) transfer, sell, assign or in any manner dispose of all or any part of any of the Properties or any interest therein.

3. Recording.  Administrative Agent is hereby authorized and permitted to cause this Agreement to be recorded as to any or all of the Properties (along with any legal description that may be required to be included for purposes of proper recording as to the applicable Properties) at such time and at such places as Administrative Agent, at its option, may elect.

4. Representations and Warranties of the Companies.  Each Company represents and warrants to Administrative Agent and the Lenders as follows:

(i) Such Company owns the Properties as described on EXHIBIT A hereto and there are no existing liens or encumbrances upon or affecting the Properties other than Permitted Liens.

(ii) That this Agreement constitutes the legal, valid and binding obligation of such Company enforceable in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.  The execution and delivery of this Agreement and the compliance with the provisions hereof will not conflict with or constitute a breach of, or default under, any of the provisions of any other material agreement to which such Company is a party, other than any conflict, breach or default which would not cause a Material Adverse Event.

5. Default.  Any failure by any Company to comply with the terms of this Agreement and such failure continues for thirty (30) days after the first to occur of (i) such Company knows of or (ii) such Company receives notice from Administrative Agent of, such failure shall constitute a Default and the Companies agree that in such event Administrative Agent and Lenders shall have the right in addition to such other remedies as may be available to it, to file any deeds of trust, mortgages, financial statements or security agreements securing the Obligations as against any Property, and to obtain injunctive relief enjoining such breach of this Agreement and the Companies agree that they shall not urge that such remedy is not appropriate under the circumstances, it being expressly acknowledged by the Companies that such action shall cause Administrative Agent and Lenders irreparable damage for which legal remedies are inadequate to protect Administrative Agent and Lenders.

6. Termination. This Agreement shall remain in full force and effect until the Obligations shall have been paid in full.

7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

8.Additional Companies or Properties. On or before the end of each fiscal year of the Borrower, if any of the Companies has acquired ownership of any additional real properties that are not described on the Exhibit A then in effect, then the Companies shall provide an update to Exhibit A to the Administrative Agent describing such new real properties, which upon the verification of such information in the updated Exhibit A by the Administrative Agent, shall supplement the Exhibit A attached hereto and shall be deemed a part of this Agreement and incorporated herein by reference.  In the event that any of the Companies creates or has any Subsidiary that owns any real properties not included on the Exhibit A, within 90 days of such event, the Borrower shall cause such Subsidiary to execute, and deliver to the Administrative Agent, a Negative Pledge Agreement in the form of this Agreement, duly executed by such applicable Subsidiary.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

Executed as of the date set forth in the preamble.

MONRO MUFFLER BRAKE, INC., a New York corporation

By: /s/ Catherine D’Amico

Catherine D'Amico, Executive Vice President of Finance, Chief

Financial Officer, and Treasurer

MONRO SERVICE CORPORATION, a Delaware corporation

By: /s/ Brian J. D’Ambrosia

Brian J. D’Ambrosia, Secretary

CAR-X, LLC, a Delaware limited liability company

By: /s/ Maureen E. Mulholland

Maureen E. Mulholland, Vice President

and Secretary

STATE OF NEW YORK)

) ss.

COUNTY OF Monroe)

On the 25th day of January in the year 2016 before me, the undersigned, personally appeared Catherine D'Amico, Executive Vice President of Finance, Chief Financial Officer, and Treasurer of Monro Muffler Brake, Inc., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her official capacity, and that by her signature on the instrument, Monro Muffler Brake, Inc. executed the instrument.

/s/ Kimberly A. Rudd

Notary Public

[Continued on following page]

[Signature Page to Negative Pledge Agreement]

STATE OF NEW YORK)

) ss.

COUNTY OF Monroe)

On the 25th day of January in the year 2016 before me, the undersigned, personally appeared Brian J. D’Ambrosia, Secretary of MONRO SERVICE CORPORATION, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in her official capacity, and that by his signature on the instrument, MONRO SERVICE CORPORATION executed the instrument.

/s/ Kimberly A. Rudd

Notary Public

STATE OF NEW YORK)

) ss.

COUNTY OF Monroe)

On the 25th day of January in the year 2016 before me, the undersigned, personally appeared Maureen E. Mulholland, Vice President and Secretary of Car-X LLC, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her official capacity, and that by her signature on the instrument, Car-X, LLC executed the instrument.

/s/ Kimberly A. Rudd

Notary Public

[Continued on following page]

Accepted:

CITIZENS BANK, N.A., as Administrative Agent

By: /s/ Michael K. Makaitis

Name: Michael K. Makaitis

Title: Vice President

THE COMMONWEALTH OF MASSACHUSETTS)

) ss.

COUNTY OF SUFFOLK)

On the 22nd day of January in the year 2016 before me, the undersigned, personally appeared Michael K. Makaitis, Vice President of Citizens Bank, N.A., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her capacity as described in the within instrument, and that by his/her signatures on the instrument, Citizens Bank, N.A. executed the instrument.

/s/ Elizabeth A. Harris

Notary Public

EXHIBIT A

PROPERTIES

[SEE ATTACHED]